ANCORA INCOME FUND

ANCORA EQUITY FUND

ANCORA SPECIAL OPPORTUNITY FUND

ANCORA BANCSHARES

ANCORA HOMELAND SECURITY FUND

Class C Shares*

Class D Shares

Ancora Income Fund has an investment objective of obtaining a high level of income, with a secondary objective of capital appreciation in the value of its shares.  The Fund pursues these objectives by investing primarily in income-producing securities, including securities of closed-end funds having portfolios consisting primarily of income-producing securities, and equity securities.

Ancora Equity Fund has an investment objective of obtaining a high total return, a combination of capital appreciation in the value of its shares as well as income.  The Fund pursues this objective by investing in publicly traded equity securities or securities convertible into equity securities of companies that are leaders in their industry or have products or services that are dominant in the marketplace.

Ancora Special Opportunity Fund has an investment objective of obtaining a high total return.  The Fund pursues this objective by investing in companies with the potential for superior returns.

Ancora Bancshares has an investment objective of obtaining a high total return.  The Fund pursues this objective by investing primarily in financial institutions such as banks, investment banking companies, stockbrokerage firms and insurance companies, with an emphasis on small regional banks and community bank shares.

Ancora Homeland Security Fund has an investment objective of obtaining a high total return.  The Fund pursues this objective by investing primarily in companies that provide products or services intended to prevent physical attacks against citizens or protect them from the effects of physical attacks or natural disasters.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

*Ancora Bancshares does not offer Class C shares.

Prospectus dated January 1, 2006

TABLE OF CONTENTS

Page

OBJECTIVES, STRATEGIES AND RISKS

3

ANCORA INCOME FUND

3

ANCORA EQUITY FUND

6

ANCORA SPECIAL OPPORTUNITY FUND

8

ANCORA BANCSHARES

10

ANCORA HOMELAND SECURITY FUND

13

SHAREHOLDER FEES AND FUND EXPENSES

15

FEE TABLE

15

EXPENSE EXAMPLES

16

INVESTMENT ADVISOR

16

PORTFOLIO MANAGERS

16

HOW TO PURCHASE AND SELL FUND SHARES

17

PRICING FUND SHARES

17

PURCHASING AND ADDING TO YOUR SHARES

17

REDEEMING YOUR SHARES

19

ABUSIVE TRADING PRACTICES

21

DIVIDENDS, DISTRIBUTIONS AND TAXES

21

DISTRIBUTION ARRANGEMENTS

22

GENERAL INFORMATION

23

DESCRIPTION OF BOND RATINGS

Appendix A

See the Funds’ Privacy Notice on the last page of this Prospectus.

OBJECTIVES, STRATEGIES AND RISKS

ANCORA INCOME FUND

Investment Objective and Principal Investment Strategies

The investment objective of Ancora Income Fund is to obtain a high level of income, with a secondary objective of capital appreciation.  The Fund pursues its income objective by investing primarily in income-producing securities (such as debt securities, preferred stocks, high dividend-bearing common shares and common and preferred shares of closed-end investment companies (also known as “closed-end funds”) having portfolios consisting primarily of income-producing securities). Under normal circumstances, at least 80% of the assets of the Fund will be invested in income-producing securities.  Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares (“convertible securities”).  The Fund will pursue its capital appreciation objective by investing in shares of closed-end funds and convertible securities of large, small and mid-sized companies.  The Fund will invest only in securities of companies with market capitalizations of more than $500 million, except that the Fund may invest in closed-end funds with market capitalizations of less than that amount.

Ancora Income Fund will alter the composition of its portfolio as economic and market trends change.  The Advisor will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline.  Ancora Income Fund may invest in debt securities of any maturity, but average maturity generally will not exceed 15 years.

In selecting corporate debt securities for Ancora Income Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor’s Corporation rating service, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound.  The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor’s Corporation and/or (ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower.  Securities rated lower than BBB by Standard & Poor’s, sometimes referred to as “junk bonds,” are usually considered lower-rated securities and have speculative characteristics.  Please refer to Appendix A of this Prospectus for a description of these ratings.

In selecting closed-end funds for Ancora Income Fund, the Advisor will invest in closed-end funds which, in choosing corporate debt securities in which they invest, adhere to ratings criteria no less strict than those followed by Ancora Income Fund in selecting its direct investments incorporate debt securities.  Such closed-end funds may invest in debt securities of United States or foreign issuers.

When the Advisor believes that market conditions warrant a defensive posture, the Fund may invest, for an extended period, up to 100% of its assets in cash or cash equivalents, high-quality short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Risks

Volatility.  The value of securities in Ancora Income Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund’s share price may decline and investors could lose their money.

Debt Securities Risks.  The Fund’s portfolio will also be exposed to the following additional risks in connection with its investments in debt securities and in closed-end funds which invest primarily in debt securities:

o

Prices of debt securities may fall in response to interest rate changes for similar securities.  Generally, when interest rates rise, prices of debt securities fall.  The net asset value of the Fund may decrease during periods of rising interest rates.

o

An issuer of debt securities may default (fail to repay interest and principal when due).  If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment.  The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

o

Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities.  For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

Closed-End Funds.  The shares of many closed-end funds frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such shares. The Fund purchases shares of closed-end funds which trade at a market discount.  However, there can be no assurance that the market discount on shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares.

The closed-end funds in which the Fund invests typically pay an advisory fee for the management of their portfolios, as well as other expenses.  Therefore, the investment by the Fund in closed-end funds often results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication.

In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above in “Debt Securities Risks.”

Also, certain of the closed-end funds in which Ancora Income Fund invests may invest part or all of their assets in debt securities of foreign issuers.  Such investments involve the following additional risks:

o

Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund’s net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the closed-end fund.  If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund’s assets denominated in that currency will decrease.  Although these closed-end funds may enter into “hedging” transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund’s portfolio remains subject to this risk of loss.

o

There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets.  All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments.

Large Companies.  Investment in securities of large companies creates various risks for the Fund.  For instance, larger, more established companies tend to operate in mature markets, which often are very competitive.  Larger companies also do not tend to respond quickly to competitive changes caused by technology or consumer preferences.

Small and Mid-Size Companies.  To the extent that the Fund invests in mid cap and small cap securities, it takes on additional risks.  For instance, small cap and mid cap securities tend to be less liquid and more volatile than large cap securities.  Smaller companies tend to be unseasoned issuers with new products and less experienced management.

Portfolio Turnover.  The Fund is not restricted with regard to portfolio turnover.  A high rate of portfolio turnover in any year will increase transaction charges, could result in high amounts of realized investment gain subject to the payment of taxes by shareholders and may have an adverse impact on Fund performance.

Performance of Ancora Income Fund

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.  The returns assume that Fund distributions have been reinvested.  The returns for Class C shares will differ from the returns for Class D shares (which are shown in the bar chart) because of differences in expenses of each class.  The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.  The after tax returns included in the table are only for Class D Shares.  After tax returns for Class C Shares will vary.

Total Returns as of 12/31 For Class D Shares

[Bar Chart]

During the period shown in the bar chart, the highest return for a quarter was 6.2% (quarter ended September 30, 2004) and the lowest return for a quarter was –4.3% (quarter ended June 30, 2004).  Total return for the Class D Shares for the year to date through September 30, 2005 was 2.04%.

Average Annual Total Returns (for the period ended December 31, 2004)

Since Inception*
Class D Shares
Return Before Taxes	5.10%
Return After Taxes on Distributions[1]	3.26%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.27%
Class C Shares
Return Before Taxes	4.89%
Lehman Aggregate Bond Index[2]	4.34%

*From January 5, 2004 (inception of operations)

1

After tax returns are calculated using a standard set of assumptions.  The stated returns assume the highest historical federal income and capital gains tax rates.  Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.  Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of the measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions.  These after tax returns do not reflect the effect of any applicable state and local taxes.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

2

The Lehman Aggregate Bond Index is an unmanaged index composed of the Lehman Government/Credit Index, Lehman Mortgage-Backed Securities Index, Lehman CMBS Index and Lehman Asset-Backed Securities Index.  Issues must have at least one year to maturity and an outstanding par value of at least $50 million.  Price, coupon and total return are reported on a month-end-to-month-end basis.  All returns are market value weighted inclusive of accrued interest but do not include adjustments for advisory fees or other expenses.  The Lehman Aggregate Bond Index is generally considered to be representative of broad bond market activity.

ANCORA EQUITY FUND

Investment Objective and Principal Investment Strategies

The investment objective of Ancora Equity Fund is obtaining a high total return, a combination of income and capital appreciation in the value of its shares.  The Fund pursues this objective by investing in publicly traded equity securities (such as common stock, preferred stock and securities convertible into common or preferred stock).  Under normal circumstances, at least 80% of the assets of the Fund will be invested in equity securities.

The Fund intends to invest primarily in companies that are leaders in their industries or have products and services that are dominant in the marketplace.  Under normal circumstances, at least 80% of the assets of the Fund will be invested in equity securities of companies that have market capitalizations of $500 million or more.  Subject to this requirement, the Fund will invest in small, mid and large cap companies.  However, in determining whether a company is a leader in its industry or has products or service that are dominant in the marketplace, the Fund will not focus exclusively on market capitalization, but will consider other factors such as market share and whether a company has developed products or services that are unique and generally accepted in their markets.

When the Advisor believes that market conditions warrant a defensive posture, the Fund may invest, for an extended period, up to 100% of its assets in cash or cash equivalents, high-quality, short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Risks

Volatility.  The value of securities in Ancora Equity Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations.  Consequently, the Fund’s share price may decline and investors could lose their money.

Large Companies.  Significant investment in large companies creates various risks for the Fund.  For instance, larger, more established companies tend to operate in mature markets, which often are very competitive.  Larger companies also do not tend to respond quickly to competitive changes caused by technology or consumer preferences.

Small and Mid-Size Companies.  To the extent that the Fund invests in mid cap and small cap stocks, it takes on additional risks.  For instance, small cap and mid cap stocks tend to be less liquid and more volatile than large cap stocks.  Smaller companies tend to be unseasoned issuers with new products and less experienced management.

Portfolio Turnover.  The Fund is not restricted with regard to portfolio turnover.  A high rate of portfolio turnover in any year will increase transaction charges, could result in high amounts of realized investment gain subject to the payment of taxes by shareholders and may have an adverse impact on Fund performance.

Performance of Ancora Equity Fund

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.  The returns for Class C shares will differ from the returns for Class D shares (which are shown in the bar chart) because of differences in expenses of each class.  The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The after tax returns included in the table are only for Class D Shares.  After tax returns for Class C Shares will vary.

Total Returns as of 12/31 For Class D Shares

[Bar Chart]

During the period shown in the bar chart, the highest return for a quarter was 10.6% (quarter ended December 31, 2004) and the lowest return for a quarter was .2% (quarter ended March 31, 2004).  Total return for the Class D Shares for the year to date through September 30, 2005 was 1.15%.

Average Annual Total Returns (for the period ended December 31, 2004)

Since Inception *
Class D Shares
Return Before Taxes	13.00%
Return After Taxes on Distributions[1]	13.00%
Return After Taxes on Distributions and Sale of Fund Shares[1]	11.05%
Class C Shares
Return Before Taxes	12.50%
S&P 500 Index[2]	9.81%

*From January 5, 2004 (inception of operations)

1

After tax returns are calculated using a standard set of assumptions.  The stated returns assume the highest historical federal income and capital gains tax rates.  Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.  Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of the measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions.  These after tax returns do not reflect the effect of any applicable state and local taxes.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

2

The S&P 500 Index is a representative sample of 500 leading companies in leading industries of the U.S. economy.  The S&P 500 primarily tracks the large cap segment of the market on a market cap weighted basis.

ANCORA SPECIAL OPPORTUNITY FUND

Investment Objective and Principal Investment Strategies

Ancora Special Opportunity Fund has an investment objective of obtaining a high total return.  The Fund pursues this objective by seeking out and investing in companies which the Advisor believes have the potential for superior returns.  Under normal circumstances, at least 80% of the assets of the Fund will be invested in publicly traded equity securities of such companies (such as common stock, preferred stock and securities convertible into common or preferred stock).

Examples of companies in which the Fund may invest include (i) companies which have lost significant market value, if the Advisor believes the fortunes of these companies may be more favorable in the future, (ii) companies which are undergoing financial restructuring or which may be repositioning themselves in the marketplace for their products or services, and (iii) companies having products or services which are new and untested or which may gain wider acceptance in the future.  Securities in the Fund will tend to be of companies with “micro” and small capitalizations (that is, with market capitalizations of less than $2 billion), but this will not be a requirement.

When the Advisor believes that market conditions warrant a defensive posture, the Fund may invest, for an extended period, up to 100% of its assets in cash or cash equivalents, high-quality, short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Risks

Volatility.  The value of securities in Ancora Special Opportunity Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations.  Consequently, the Fund’s share price may decline and investors could lose their money.

Speculative Nature.  The Fund intends to invest in securities that are more speculative than other securities and, therefore, subject to a substantial decline or total loss in value.  Because of the speculative nature of these securities, shareholders of the Fund are exposed to a high degree of risk.

Small and Micro Cap Companies.  The principal risks of investing in the Fund include the risks of investing in equity securities.  The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market and financial conditions.  The small and micro cap companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies.  Also, securities of these companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it advisable to do so.  As a result of these factors, securities of these small and micro cap companies may expose shareholders of the Fund to above average risk.

Portfolio Turnover.  The Fund is not restricted with regard to portfolio turnover.  A high rate of portfolio turnover in any year will increase transaction charges, could result in high amounts of realized investment gain subject to the payment of taxes by shareholders, and may have an adverse impact on Fund performance.

Performance of Ancora Special Opportunity Fund

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.  The returns assume that Fund distributions have been reinvested.  The returns for Class C shares will differ from the returns for Class D shares (which are shown in the bar chart) because of differences in expenses of each class.  The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.  The after tax returns included in the table are only for Class D Shares.  After tax returns for Class C Shares will vary.

Total Returns as of 12/31 For Class D Shares

[Bar Chart]

During the period shown in the bar chart, the highest return for a quarter was 16.3% (quarter ended December 31, 2004) and the lowest return for a quarter was –1.4% (quarter ended September 30, 2004).  Total return for the Class D Shares for the year to date through September 30, 2005 was –4.44%.

Average Annual Total Returns (for the period ended December 31, 2004)

Since Inception *
Class D Shares
Return Before Taxes	19.33%
Return After Taxes on Distributions[1]	18.51%
Return After Taxes on Distributions and Sale of Fund Shares[1]	15.96%
Class C Shares
Return Before Taxes	18.73%
Wilshire 5000 Index[2]	9.58%

*From January 5, 2004 (inception of operations)

1

After tax returns are calculated using a standard set of assumptions.  The stated returns assume the highest historical federal income and capital gains tax rates.  Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.  Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of the measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions.  These after tax returns do not reflect the effect of any applicable state and local taxes.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

2

The Wilshire 5000 Index is the broadest market index for the U.S. equity market, measuring the performance of all U.S. headquartered equity securities with readily available price data.

ANCORA BANCSHARES

Investment Objective and Principal Investment Strategies

The investment objective of Ancora Bancshares is to obtain a high total return.  The Fund pursues this objective by investing primarily in companies in a group of related industries that provide financial services.  Within these industries, the Fund will invest in securities of financial institutions such as banks, investment banking companies, brokerage firms and insurance companies, with an emphasis on small regional banks and community banks.  The Fund is “non-diversified,” meaning that the Fund may take larger positions in a smaller number of companies than a “diversified” fund may take.

Under normal circumstances, at least 80% of the assets of the Fund will be invested in banks and bank holding companies.  The Fund will focus its investments in small regional (i.e., under $20 billion in assets) and community banks and bank holding companies.  The balance of the Fund’s assets will be invested in other financial institutions.  In selecting financial institutions that qualify for the Fund, the Advisor will seek to identify companies that are established yet undervalued relative to their rates of asset growth.

When the Advisor believes that market conditions warrant a defensive posture, the Fund may invest up to 100% of its assets in cash or cash equivalents, high-quality, short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Risks

Volatility.  The value of securities in Ancora Bancshares’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations.  Consequently, the Fund’s share price may decline and investors could lose their money.

Risks of Concentration.  Because the Fund’s investments are concentrated in the financial services sector and, in particular, the banking industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated.  If securities of financial services companies as a group fall out of favor, the Fund could underperform funds that have less industry concentration.

Financial Service Sector.  The Fund concentrates its investments in the financial services sector and, in particular, the banking industry. As a result, general market and economic conditions as well as other risks specific to the financial services sector will impact the Fund's investments and its performance. For example, increases in interest rates can have a negative effect on the profitability of financial services companies since the profitability of financial services companies is dependent on the availability and cost of funds.  In addition, economic downturns, credit losses and severe price competition can negatively affect this sector.

Financial services companies are subject to extensive government regulation, which tends to limit not only the amount and types of loans and other financial commitments a financial services company can make, but the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company.

Insurance companies may be subject to heavy price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.

The financial services sector is undergoing rapid change as existing distinctions between banking, insurance and brokerage businesses become blurred.  In addition, the financial services sector continues to experience consolidations, development of new products and structures and changes to its regulatory framework. The impact of these changes on any individual company or on the sector as a whole cannot be predicted.  Likewise, the impact of these changes on the value of the Fund’s shares cannot be predicted.

Banking Industry.  Because the Fund’s investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank’s lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund’s shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions.

Small Companies.  The principal risks of investing in the Fund include the risks of investing in equity securities.  The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market and financial conditions.  The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies.  Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it advisable to do so.  As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

Non-Diversified Fund.  The Fund is a non-diversified fund.  A non-diversified fund entails greater price risk than an investment in a diversified fund. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.  As a non-diversified fund, the Fund intends to hold positions in securities that may greatly exceed those securities’ average trading volumes, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so.  As a result, such securities may expose shareholders of the Fund to above average risk.

Portfolio Turnover.  The Fund is not restricted with regard to portfolio turnover.  A high rate of portfolio turnover in any year will increase transaction charges, could result in high amounts of realized investment gain subject to the payment of taxes by shareholders, and may have an adverse impact on Fund performance.

Performance of Ancora Bancshares

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.  The returns assume that Fund distributions have been reinvested.  The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Total Returns as of 12/31 For Class D Shares

[Bar Chart]

During the period shown in the bar chart, the highest return for a quarter was 6.8% (quarter ended December 31, 2004) and the lowest return for a quarter was –2.92% (quarter ended June 30, 2004).  Total return for the Class D Shares for the year to date through September 30, 2005 was –7.10%.

Average Annual Total Returns (for the period ended December 31, 2004)

Since Inception *
Class D Shares
Return Before Taxes	8.50%
Return After Taxes on Distributions[1]	8.50%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.35%
S&P Small Cap Regional Bank Index[2]	23.28%

*From January 6, 2004 (inception of operations).

1

After tax returns are calculated using a standard set of assumptions.  The stated returns assume the highest historical federal income and capital gains tax rates.  Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions.  Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of the measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions.  These after tax returns do not reflect the effect of any applicable state and local taxes.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

2

The S&P Small Cap Regional Bank Index is a representative sample of small, regional banking companies operating in the United States.

ANCORA HOMELAND SECURITY FUND

Investment Objective and Principal Investment Strategies

The investment objective of Ancora Homeland Security Fund is to obtain a high total return. The Fund pursues this objective by investing primarily in U.S. companies that provide products or services intended to prevent physical attacks against citizens or protect them from the effects of physical attacks or natural disasters.  Such products and services include, for example, gas masks, explosive scanners, armored helmets, electronic surveillance equipment, telecommunication equipment, protective uniforms and accessories, and surveillance services.  The Fund is “non-diversified,” meaning that the Fund may take larger positions in a smaller number of companies than a “diversified” fund may take.

The Fund intends to invest at least 80% of its assets in companies (i) deriving at least 50% of their revenues from products or services intended to prevent physical attacks against citizens or protect them from the effects of physical attacks or natural disasters; (ii) having 50% of their assets devoted to producing revenues from such products or services; or (iii) based on other available information whose primary business is devoted to such products or services.  To achieve its objective, the Fund will invest in companies across the spectrum of market capitalization, from microcap (less than $500 million in market capitalization) to large cap (over $8 billion).

When the Advisor believes that market conditions warrant a defensive posture, the Fund may invest, for an extended period, up to 100% of its assets in cash or cash equivalents, high-quality, short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Risks

Volatility.  The value of securities in Ancora Homeland Security Fund’s portfolio may go down. The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations.  Consequently, the Fund’s share price may decline and investors could lose their money.

Industry Risks.  Companies that provide products and services intended to prevent physical attacks against citizens or protect them from the effects of physical attacks or natural disasters can be significantly affected by the regulations of the federal government, as well as spending policies of local, state and federal governments.

Non-Diversified Fund.  The Fund is a non-diversified fund.  A non-diversified fund entails greater price risk than an investment in a diversified fund. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.  As a non-diversified fund, the Fund intends to hold positions in securities that may greatly exceed those securities’ average trading volumes, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so.  As a result, such securities may expose shareholders of the Fund to above average risk.

Large Companies.  Significant investment in large companies creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive.  Larger companies also do not tend to respond quickly to competitive changes caused by technology or consumer preferences.

Small and Micro Cap Companies.  The principal risks of investing in the Fund include the risks of investing in equity securities.  The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market and financial conditions.  The small and micro cap companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies.  Also, securities of these companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it advisable to do so.  As a result of these factors, securities of these small and micro cap companies may expose shareholders of the Fund to above average risk.

Portfolio Turnover.  The Fund is not restricted with regard to portfolio turnover.  A high rate of portfolio turnover in any year will increase transaction charges, could result in high amounts of realized investment gain subject to the payment of taxes by shareholders, and may have an adverse impact on Fund performance.

Performance of Ancora Homeland Security Fund

Because Ancora Homeland Security Fund is newly organized and does not yet have a performance history for a full calendar year, bar charts and total return tables showing its performance are not provided.

SHAREHOLDER FEES AND FUND EXPENSES

FEE TABLE

	Ancora Income Fund		Ancora Equity Fund		Ancora Special Opportunity Fund		Ancora Bancshares	Ancora Homeland Security Fund
	C	D	C	D	C	D	D	C	D
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None	None	None	None
Redemption Fee (1)	None	None	None	None	None	None	1.75%(2)	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.50%	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.50%	0.25	0.75%	0.25%	0.75%	0.25%	0.25%	0.75%	0.25%
Other Expenses (3)	1.01%(4)	1.01%(4)	1.17%	1.18%	1.41%	1.42%	2.44%	0.75%(5)	0.75%(5)
Total Annual Fund Operating Expenses	2.51%(4)	2.26%(4)	2.92%	2.43%	3.16%	2.67%	4.19%	2.50% (5)	2.00% (5)

(1)

Shareholders who request proceeds of a redemption be sent by wire transfer will be charged $10.00 for the cost of such wire fees.

(2)

1.75% in the first year after purchase declining to 1% in the second year and eliminated thereafter.   These fees will not apply to involuntary redemptions.

(3)

Includes an administration fee of 0.10% payable to Ancora Capital Inc.

(4)

For Ancora Income Fund, the Fund’s Advisor has voluntarily agreed to waive management fees, to the extent of the management fee, to limit total annual operating expenses for the Fund to 2% for Class C shares and 1.75% for Class D Shares.  Taking these fee waivers into account, “Management Fees” of each class of shares of this Fund were .49% and “Total Annual Fund Operating Expenses” were 2.00% and 1.75%  for the Class C shares and Class D shares, respectively.  These waivers may be discontinued at any time.

(5)

These figures are estimates.

EXPENSE EXAMPLES

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds.  The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund’s operating expenses.  Because these examples are hypothetical and for comparison only, your actual costs may be different.

Ancora Income Fund	1 Year	3 Years	5 Years	10 Years
Class C Shares	$203	$733	$1,290	$2,808
Class D Shares	178	657	1,164	2,556
Ancora Equity Fund
Class C Shares	296	907	1,543	3,252
Class D Shares	246	758	1,296	2,766
Ancora Special Opportunity Fund
Class C Shares	319	974	1,654	3,467
Class D Shares	270	829	1,415	3,003
Ancora Bancshares
Class D Shares
Assuming Redemption	597	1,272	2,138	4,364
Assuming no Redemption	421	1,272	2,138	4,364
Ancora Homeland Security Fund
Class C Shares	263	806
Class D Shares	210	648

INVESTMENT ADVISOR

Since the Funds’ inception in January 2004, each Fund has retained as its investment advisor Ancora Advisors LLC (the “Advisor”), One Chagrin Highlands, 2000 Auburn Drive, Suite 420, Cleveland, Ohio 44122, an investment advisor established in 2003.  Since 2003, the Advisor has managed investments for individually managed accounts comprised of high net worth individuals, pension and profit sharing plans, charitable organizations and businesses, and has acted as sub-advisor for two mutual funds not affiliated with the Ancora Funds.  The Advisor also has been the advisor to a hedge fund since July 2004.

Subject to the supervision and direction of the Funds’ Board of Trustees, the Advisor, as investment adviser, manages each Fund’s assets in accordance with the stated policies of such Fund.  The Advisor makes investment decisions for the Fund and places the purchase and sale order for portfolio transactions.

For its services, the Advisor receives from each of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund and Ancora Homeland Security Fund an annual investment management fee of 1% of such Fund’s average net assets, and receives from Ancora Bancshares an annual investment management fee of 1.5% of the Fund’s average net assets.  For Ancora Income Fund, the Advisor has agreed to waive management fees, to the extent of the management fee, in order to limit total annual operating expenses for the Fund to 2% for the Class C shares and 1.75% for the Class D shares.  These waivers may be discontinued at any time.

A discussion regarding the basis for the Board of Trustees’ approval of the management agreement between each Fund and the Advisor is available in the Funds’ amended semi-annual report for the period ending June 30, 2005.

PORTFOLIO MANAGER

Since the Funds’ inception in 2004, Richard A. Barone has been the portfolio manager of Ancora Income Fund, Ancora Equity Fund, and Ancora Special Opportunity Fund, and the co-portfolio manager of Ancora Bancshares.  Mr. Barone is the portfolio manager of Ancora Homeland Security Fund.  Mr. Barone also serves as President of the Advisor and Chairman of Ancora Securities Inc., a broker-dealer.

From 2001 to 2003, Mr. Barone served as portfolio manager of Fifth Third Bancorp’s asset management subsidiary, Fifth Third Investment Advisors.  Prior to 2001, Mr. Barone was Chief Executive Officer of Maxus Investment Group, a financial services company, and was the portfolio manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund.

Since January 2004, Robert N. Barone has been co-portfolio manager of Ancora Bancshares. From 2000 to the present, Mr. Barone has served as Chairman of Adagio Trust Company, a Nevada chartered institution, and  its subsidiary Adagio Financial LLC, an SEC registered investment advisor. From 1985 through 1999, Mr. Barone served as Chairman of Comstock Bank of Nevada.  In the past he was professor of finance at the University of Nevada.

Robert N. Barone’s role as co-portfolio manager of Ancora Bancshares is to perform primary research on financial institutions and to recommend investments for the Fund.  Richard A. Barone’s role as co-portfolio manager is to review the research and recommendations and to make the final decisions as to which securities should be invested in and as to the timing of purchases and sales.

The Statement of Additional Information provides additional information about each portfolio manager’s (i) compensation, (ii) other accounts managed and (iii) ownership of securities in each Fund.

HOW TO PURCHASE AND SELL FUND SHARES

PRICING FUND SHARES

The price of Fund shares is based on the Fund’s net asset value (“NAV”).  The value of each portfolio instrument held by the Funds is determined by using market prices.  Market prices may be determined on the basis of prices furnished by a pricing service.  If market quotations are not readily available or if an event occurs after the close of the exchange on which a Fund’s portfolio securities are principally traded, which, in the investment manager’s opinion has materially affected the price of those securities, the Fund will use fair value pricing procedures established by the Board of Trustees to determine the fair value of such securities.  When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices of the same securities.  Each Fund’s NAV is calculated at 4:00 p.m. eastern time each day the New York Stock Exchange is open for regular trading.  Each Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.  The Funds will be closed on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

PURCHASING AND ADDING TO YOUR SHARES

Classes of Shares

By this Prospectus, Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, and Ancora Homeland Security Fund are offering Class C and Class D shares, and Ancora Bancshares is offering Class D shares.  Class C and Class D shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.

Investment Amounts

A minimum initial investment of $20,000 is required to open an account to purchase Class C shares of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund or Ancora Homeland Security Fund with subsequent minimum investments of $1,000.  However, an I.R.A. may open an account for the purchase of Class C shares of such Funds with an initial minimum investment of $5,000 and subsequent minimum investments of $1,000.

Except as set forth below, a minimum initial investment of $1,000,000 is required to open an account for the purchase of Class D shares of any of the Funds with subsequent minimum investments of $1,000.  The $1,000,000 minimum initial investment for Class D shares does not apply to purchases by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their fiduciary accounts, i.e., accounts that are charged asset-based management fees, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, (3) directors or employees of the Funds or of the Advisor or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals.  These requirements may be waived in the sole discretion of the Funds.

Investment minimums may be waived at the discretion of each Fund.

Purchase of Shares

Initial Purchase.  The initial purchase of Class C or Class D shares may be made by check or by wire in the following manner:

By Check.  The Account Application which accompanies this Prospectus should be completed, signed, and, along with a check for the initial investment payable to Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, Ancora Bancshares or Ancora Homeland Security Fund, mailed to:  Ancora Funds, 8869 Brecksville Road, Suite C, Brecksville, Ohio  44141.

By Wire.  In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to: U.S. Bank, Cincinnati, Ohio, ABA# 042000013, Account # 130100789077, FBO Ancora Funds. Also provide the shareholder’s name and account number.   In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, the Funds at 1-866-626-2672.  The investor’s bank may charge a fee for the wire transfer of funds.

Subsequent Purchases.  Investors may make additional purchases of Class C or Class D shares in the following manner:

By Check.  Checks made payable to Ancora Income Fund, Ancora Equity Funds, Ancora Special Opportunity Fund, Ancora Bancshares or Ancora Homeland Security Fund should be sent, along with the stub from a previous purchase or sale confirmation, to:  Ancora Funds, 8869 Brecksville Road, Suite C, Brecksville, Ohio  44141.

By Wire.  Funds may be wired by following the previously discussed wire instructions for an initial purchase.

By Telephone.  Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder’s account in a Fund on the preceding day for which payment has been received, by telephoning the Funds at 1-866-626-2672 and identifying the shareholder’s account by number.  Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund.  A confirmation will be mailed and payment must be received within 3 business days of date of purchase.  If payment is not received within 3 business days, the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder’s account to reimburse the Fund for the loss.  Payment may be made by check or by wire.  The Advisor has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder’s account.  This telephone purchase option may be discontinued without notice.

Systematic Investment Plan

The Systematic Investment Plan permits investors to purchase shares of any Fund at monthly intervals.  Provided the investor’s bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor.  At the investor’s option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the 15th day.  Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.  Investors desiring to participate in the Systematic Investment Plan should call the Funds at 1-866-626-2672 to obtain the appropriate forms.  The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets.

Other Information Concerning Purchase of Shares

You may purchase shares on days when the Fund is open for business.  Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds or the Funds’ transfer agent, except in the case of a subsequent purchase by telephone as described above, in which case the purchase price will be the next NAV after receipt of your telephone order.  All orders for the Funds must be received by the Funds or the Funds’ transfer agent prior to 4:00 p.m. eastern time in order to receive that day’s NAV.

Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons.  If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs.  If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss.  The Advisor has agreed to hold each Fund harmless from net losses to that Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor.  For purchases of $50,000 or more, each Fund may, in its discretion, require payment by wire or cashier’s or certified check.

REDEEMING YOUR SHARES

All shares of each class of each Fund offered for redemption will be redeemed at the net asset value per share of such class of that Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent.  Because the net asset value of each Fund’s shares will fluctuate as a result of changes in the market value of securities owned, the amount a shareholder receives upon redemption may be more or less than the amount paid for the shares.  The shareholder will be charged for the cost of such wire.  If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check).  This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier’s check or by wire transfer.

Redemption of Shares.

By Mail.  Class C or Class D shares may be redeemed by mail by writing directly to the Funds’ Transfer Agent, Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, Ohio  44141.  The redemption request must be signed exactly as the shareholder’s name appears on the registration form, with the signature guaranteed, and must include the account number.  If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.  Redemption proceeds will be mailed to the shareholder’s registered address of record, or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder’s pre-designated account at a domestic bank.

Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians.  A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent.  A shareholder in doubt as to what documents are required should contact the Funds at 1-866-626-2672.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association.  A notary public is not an acceptable guarantor.  A Fund may in its discretion waive the signature guarantee in certain instances.

By Telephone.  Shares may be redeemed by telephone by calling the Funds at 1-866-626-2672 between 9:00 A.M. and 4:00 P.M. eastern time on any day the New York Stock Exchange is open for trading.   An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Funds at 1-866-626-2672.  This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption.  A Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine.  If a Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.  Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent.  The Transfer Agent and each Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice.  The minimum telephone redemption is $1,000.

Redemption Fee – Ancora Bancshares

A shareholder who redeems shares of Ancora Bancshares within two years after purchase must pay a redemption fee to the Fund.  During the first year after purchase, this fee is equal to 1.75% of the lesser of the original cost of the shares being redeemed or the redemption proceeds. This fee declines to 1% in the second year after purchase and is eliminated thereafter.

Other Information Concerning Redemption

A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the Advisor, such Fund could be affected adversely by immediate payment.  In addition, the right of redemption for a Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of that Fund's shareholders.

Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days written notice, all of the shares of any shareholder if, through redemptions, the shareholder's account has a net asset value of less than $10,000 in the case of Class C shares or $1,000,000 in the case of Class D Shares.  A shareholder will be given at least 30 days written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.  The redemption fees otherwise applicable to Ancora Bancshares will not apply to such involuntary redemptions.

Systematic Withdrawal Plan

Shareholders who own shares of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund or Ancora Homeland Security Fund valued at $100,000 or more per Fund may elect to receive a monthly or quarterly check in a stated amount (minimum check amount is $100 per month or quarter).  These investment minimums may be waived in the discretion of the Fund.  Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments.  If withdrawal payments exceed reinvested dividends and distributions, the investor’s shares will be reduced and eventually depleted.  A withdrawal plan may be terminated at any time by the shareholder or the applicable Fund. Costs associated with a withdrawal plan are borne by the applicable Fund.  Additional information regarding systematic withdrawal plans may be obtained by calling the Funds at 1-866-626-2672.

Abusive Trading Practices

In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies.  The Funds will reject purchases where excessive short-term or other abusive trading practices are detected.  Restrictions on short-term trading and other abusive trading practices will be applied uniformly and will not be waived.  Certain accounts (“omnibus accounts”) include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds.  While the Funds monitor for excessive short-term or other abusive trading practices, there can be no guarantee that the Funds will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

DIVIDENDS, DISTRIBUTIONS

Ancora Income Fund has adopted a policy of paying a monthly dividend.  This policy is subject to change at any time.  Each other Fund declares and pays any dividends annually to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date.  The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Funds pay any capital gains at least annually.  Your dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.

If you purchase shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares.  Therefore, you should consider the tax implications of purchasing shares shortly before a Fund declares a dividend or capital gain.  Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns.  Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund.  Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions may be both dividends and capital gains.  Generally, distributions from Ancora Income Fund are expected to be primarily ordinary income dividends, while distributions from the other Funds are expected to be primarily capital gains distributions.  Redemptions and exchanges are taxable sales.  Please consult your tax adviser regarding your federal, state, and local tax liability.

DISTRIBUTION ARRANGEMENTS

This table describes the sales charges and fees you will pay as an investor in different classes of shares offered by the Funds.

	Class C	Class D
Charge (Load)	No front-end sales charge.	No front-end sales charge.
Distribution/ Service (12b-1) Fee	Subject to annual distribution and shareholder service fees of up to 0.75% of the Funds’ assets (0.50% for Ancora Income Fund).	Subject to shareholder service fee of up to 0.25% of the Fund’s assets.
Fund Expenses	Higher annual expenses than Class D shares.	Lower annual expenses than Class C shares.
Redemption Fee	None.	None, except that for Ancora Bancshares there is a redemption fee of 1.75% in the first year declining to 1% in the second year and eliminated thereafter.

Distribution (12b-1) and Service Fees

The Class C shares of each of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund and Ancora Homeland Security Fund charge distribution fees (also known as “12b-1 fees”).  These 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund’s shares and /or for providing shareholder services.

Distribution fees are paid from the Fund assets on an ongoing basis, will increase the cost of investment of Class C shareholders, and may cost you more than other types of sales charges.

The distribution fees vary by Fund as follows:

o

Class C shares of Ancora Income Fund pay a distribution fee of up to 0.25% of the average daily net assets of the Fund.

o

Class C shares of each of Ancora Equity Fund, Ancora Special Opportunity Fund and Ancora Homeland Security Fund pay a distribution fee of up to 0.50% of the average daily net assets of the applicable Fund.

Class C and Class D shares of each of the Funds also pay a shareholder service fee of up to 0.25% of the average daily net assets of the applicable Fund.  These fees are paid from Fund assets on an ongoing basis and will increase the cost of investment of all shareholders.

GENERAL INFORMATION

The Distributor for shares of the Funds is Ancora Securities Inc.  The Distributor’s address is 2000 Auburn Drive, Suite 420, Cleveland, Ohio  44122.

U.S. Bank N.A., 425 Walnut Street, M.L. CN-WN-06TC, Cincinnati, Ohio  45202 is the custodian for each Fund’s securities and cash.  Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, Ohio  44141 is each Fund’s transfer, redemption and dividend distributing agent.

Cohen McCurdy Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145, have been appointed as independent accountants for the Funds.

McDonald Hopkins Co., LPA, 600 Superior Avenue E., Cleveland, Ohio 44114, is legal counsel to the Funds and to the Advisor.

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the period of the Funds’ operations.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming investment of all dividends and distributions).  The information relating to the period ended December 31, 2004 has been audited by Cohen McCurdy, Ltd., whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report for the year ended December 31, 2004, which is available upon request.

Ancora Trust - Class D
Financial Highlights
Period ended December 31, 2004

(For a share outstanding throughout the period)					Ancora
	Ancora		Ancora		Special
	Income		Equity		Opportunity		Ancora
	Fund	(a)	Fund	(a)	Fund	(a)	Bancshares	(b)
Selected Per Share Data
Net asset value, beginning of period	$ 10.00		$ 10.00		$ 5.00		$ 10.00

Income from investment operations
Net investment income (loss)	0.51		(0.12)		(0.03)		(0.29)
Net realized and unrealized gain (loss)	(0.02)		1.42		1.00		1.14
Total from investment operations	0.49		1.30		0.97		0.85

Less Distributions to shareholders:
From net investment income	(0.50)		-		-		-
From net realized gain	-		-		(0.12)		-
Total distributions	(0.50)		-		(0.12)		-

Net asset value, end of period	$ 9.99		$ 11.30		$ 5.85		$ 10.85

Total Return (c) (d)	5.10%		13.00%		19.33%		8.50%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 3,322		$ 2,487		$ 3,284		$ 2,917
Ratio of expenses to average net assets (e)	1.75%		2.43%		2.67%		4.19%
Ratio of expenses to average net assets
before waiver & reimbursement (e)	2.26%		2.43%		2.67%		4.19%
Ratio of net investment income to
average net assets (e)	5.88%		(1.35)%		(0.76)%		(3.41)%
Ratio of net investment income to
average net assets before waiver & reimbursement (e)	5.37%		(1.35)%		(0.76)%		(3.41)%
Portfolio turnover rate	84.62%		45.33%		110.48%		57.50%

(a) The commencement of operations is January 5, 2004.
(b) The commencement of operations is January 6, 2004.
(c) Not annualized.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Annualized.

Ancora Trust - Class C
Financial Highlights

(For a share outstanding throughout the period)
	Ancora Income Fund			Ancora Equity Fund

	Six Months	Period		Six Months	Period
	Ended	Ended		Ended	Ended
	June 30, 2005 (unaudited)	Dec. 31, 2004	(a)	June 30, 2005 (unaudited)	Dec. 31, 2004	(a)
Selected Per Share Data
Net asset value, beginning of period	$ 9.97	$ 10.00		$ 11.25	$ 10.00

Income from investment operations
Net investment income (loss)	0.25	0.50		(0.08)	(0.13)
Net realized and unrealized gain (loss)	(0.03)	(0.03)		(0.03)	1.38
Total from investment operations	0.22	0.47		(0.11)	1.25

Less Distributions to shareholders:
From net investment income	(0.25)	(0.50)		-	-
Total distributions	(0.25)	(0.50)		-	-

Net asset value, end of period	$ 9.94	$ 9.97		$ 11.14	$ 11.25

Total Return (b) (c)	1.22%	4.89%		-0.98%	12.50%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 8,966	$ 7,585		$ 6,798	$ 6,415
Ratio of expenses to average net assets (d)	2.00%	2.00%		2.92%	2.92%
Ratio of expenses to average net assets
before waiver & reimbursement (d)	2.34%	2.51%		2.92%	2.92%
Ratio of net investment income to
average net assets (d)	5.10%	5.54%		(1.59) %	(1.77)%
Ratio of net investment income to
average net assets before waiver & reimbursement (d)	4.76%	5.03%		(1.59) %	(1.77)%
Portfolio turnover rate	43.58%	84.62%		18.13%	45.33%

(a) For the period January 5, 2004 (commencement of operations) through December 31, 2004.
(b) Not annualized.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming investment of dividends.
(d) Annualized.

Ancora Trust - Class C
Financial Highlights

(For a share outstanding throughout the period)
	Ancora Special Opportunity

	Six Months	Period
	Ended	Ended
	June 30, 2005 (unaudited)	Dec. 31, 2004	(a)
Selected Per Share Data
Net asset value, beginning of period	$ 5.82	$ 5.00

Income from investment operations
Net investment income (loss)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	(0.25)	0.98
Total from investment operations	(0.29)	0.94

Less Distributions to shareholders:
From net investment income	(0.09)	(0.12)
Total distributions	(0.09)	(0.12)

Net asset value, end of period	$ 5.44	$ 5.82

Total Return (b) (c)	-5.00%	18.73%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 4,569	$ 3,925
Ratio of expenses to average net assets (d)	3.04%	3.16%
Ratio of expenses to average net assets
before waiver & reimbursement (d)	3.04%	3.16%
Ratio of net investment income to
average net assets (d)	(1.85)%	(1.07)%
Ratio of net investment income to
average net assets before waiver & reimbursement (d)	(1.85)%	(1.07)%
Portfolio turnover rate	55.07%	110.48%

(a) For the period January 5, 2004 (commencement of operations) through December 31, 2004.
(b) Not annualized.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming investment of dividends.
(d) Annualized.

Ancora Trust - Class D
Financial Highlights

(For a share outstanding throughout the period)
	Ancora Income Fund			Ancora Equity Fund

	Six Months	Period		Six Months	Period
	Ended	Ended		Ended	Ended
	June 30, 2005 (unaudited)	Dec. 31, 2004	(a)	June 30, 2005 (unaudited)	Dec. 31, 2004	(a)
Selected Per Share Data
Net asset value, beginning of period	$ 9.99	$ 10.00		$ 11.30	$ 10.00

Income from investment operations
Net investment income (loss)	0.26	0.51		(0.02)	(0.12)
Net realized and unrealized gain (loss)	(0.03)	(0.02)		(0.06)	1.42
Total from investment operations	0.23	0.49		(0.08)	1.30

Less Distributions to shareholders:
From net investment income	(0.25)	(0.50)		-	-
Total distributions	(0.25)	(0.50)		-	-

Net asset value, end of period	$ 9.97	$ 9.99		$ 11.22	$ 11.30

Total Return (b) (c)	1.32%	5.10%		-0.71%	13.00%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 4,495	$ 3,322		$ 5,928	$ 2,487
Ratio of expenses to average net assets (d)	1.75%	1.75%		2.20%	2.43%
Ratio of expenses to average net assets
before waiver & reimbursement (d)	2.07%	2.26%		2.20%	2.43%
Ratio of net investment income to
average net assets (d)	5.47%	5.88%		(0.76)%	(1.35)%
Ratio of net investment income to
average net assets before waiver & reimbursement (d)	5.15%	5.37%		(0.76)%	(1.35)%
Portfolio turnover rate	43.58%	84.62%		18.13%	45.33%

(a) For the period January 5, 2004 (commencement of operations) through December 31, 2004.
(b) Not annualized.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming investment of dividends.
(d) Annualized.

Ancora Trust - Class D
Financial Highlights

(For a share outstanding throughout the period)
	Ancora Opportunity Fund			Ancora Bancshares

	Six Months	Period		Six Months	Period
	Ended	Ended		Ended	Ended
	June 30, 2005 (unaudited)	Dec. 31, 2004	(a)	June 30, 2005 (unaudited)	Dec. 31, 2004	(b)
Selected Per Share Data
Net asset value, beginning of period	$ 5.85	$ 5.00		$ 10.85	$ 10.00

Income from investment operations
Net investment income (loss)	(0.02)	(0.03)		(0.15)	(0.29)
Net realized and unrealized gain (loss)	(0.26)	1.00		(0.18)	1.14
Total from investment operations	(0.28)	0.97		(0.33)	0.85

Less Distributions to shareholders:
From net investment income	(0.09)	(0.12)		-	-
Total distributions	(0.09)	(0.12)		-	-

Net asset value, end of period	$ 5.48	$ 5.85		$ 10.52	$ 10.85

Total Return (c) (d)	-4.80%	19.33%		-4.74%	8.50%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 6,654	$ 3,284		$ 2,715	$ 2,917
Ratio of expenses to average net assets (e)	2.41%	2.67%		5.00%	4.19%
Ratio of expenses to average net assets
before waiver & reimbursement (e)	2.41%	2.67%		5.12%	4.19%
Ratio of net investment income to
average net assets (e)	(1.17)%	(0.76)%		(2.97)%	(3.41)%
Ratio of net investment income to
average net assets before waiver & reimbursement (e)	(1.17)%	(0.76)%		(3.09)%	(3.41)%
Portfolio turnover rate	55.07%	110.48%		19.54%	57.50%

(a) For the period January 5, 2004 (commencement of operations) through December 31, 2004.
(b) For the period January 6, 2004 (commencement of operations) through December 31, 2004.
(c) Not annualized.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming investment of dividends.
(e) Annualized.

Appendix A

Description of Bond Ratings

AAA:

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA:

Bonds rated AA have very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A:

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

BBB:

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for the bonds in higher rated categories.

BB, B, CCC and CC:  Bonds rated BB, B, CCC and CC are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Privacy Policy

Ancora Income Fund

Ancora Equity Fund

Ancora Special Opportunity Fund

Ancora Bancshares

Ancora Homeland Security Fund

Notice of Privacy Policy & Practices*

The Funds recognize and respect the privacy expectations of our customers.1  We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Funds.

1 For purposes of this notice, the terms “customer” or “customers” includes both shareholders of Funds of Ancora Trust and individuals who provide nonpublic personal information to the funds, but do not invest in Fund shares.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

o

Account Applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance.

o

Account History, including information about the transactions and balances in a customer’s accounts; and

o

Correspondence, written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with Ancora Trust under one or more of these circumstances:

o

As Authorized – if you request or authorize the disclosure of the information.

o

As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

o

Under Joint Agreements – we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the Funds:

o

to maintain policies and procedures designed to assure only appropriate access to information about customers of the Funds;

o

to limit the use of information about customers of the Funds to the purposes for which the information was disclosed, or as otherwise permitted by law; and

o

to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Funds.

[back cover]

The following additional information about the Funds is available without charge upon request:

Statement of Additional Information.  Additional information about the Funds has been filed with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information dated January 1, 2006.  This document includes additional information about the Funds’ investment policies, risks and operations.  It is incorporated by reference into this Prospectus.

Annual and Semi-Annual Reports.  Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders.  The annual reports contains a discussion of market conditions and investment strategies that affected each Fund’s performance during its last fiscal year.

How to Get More Information

To obtain the Statement of Additional Information (“SAI”) without charge, call the Funds at 1-866-626-2672.  You may also call this number to request the Funds’ annual report, to request the Funds’ semi-annual report, to request other information about the Fund, and to make shareholder inquiries.  The Fund makes available its SAI and annual and semi-annual reports, free of charge, on the Fund’s internet site at www.ancorafunds.com.  In addition, within 60 days after the end of each fiscal quarter, the Fund will provide on this internet site a complete list of its portfolio holdings as of the end of such fiscal quarter.

Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C., and information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090.  Information about the Funds is also available on the EDGAR Database on the SEC’s internet site at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request a the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21418

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2006

This Statement of Additional Information (this “Statement of Information” or the “SAI”) relates to the Prospectus of the following funds (the “Funds”) of Ancora Trust (the “Trust”) dated January 1, 2006:

Ancora Income Fund

Ancora Equity Fund

Ancora Special Opportunity Fund

Ancora Bancshares

Ancora Homeland Security Fund

This SAI is not a prospectus.  This Statement of Additional Information is incorporated in its entirety into the Prospectus of the Funds.  This SAI should be read with the Prospectus of the Funds.

To receive a copy of the Prospectus, you may write to the Trust or call toll free 1-866-626-2672.

Ancora Trust

One Chagrin Highlands

2000 Auburn Drive, Suite 420

Cleveland, Ohio 44122

{799289:2}

TABLE OF CONTENTS

CAPTION	PAGE	LOCATION IN PROSPECTUS

TRUST HISTORY	3	Not Applicable

INVESTMENTS AND RISKS	3	Objectives, Strategies and Risks

Classification	3	Objectives, Strategies and Risks
Investment Strategies, Risks	3	Objectives, Strategies and Risks
Policies of the Funds	6	Objectives, Strategies and Risks
Defensive Investments	7	Objectives, Strategies and Risks
Portfolio Turnover	7	Not Applicable

MANAGEMENT OF THE FUNDS	7	Not Applicable

Interested Trustees	7	Not Applicable
Non-Interested Trustees	8	Not Applicable
Board Interest In the Funds	9	Not Applicable
Compensation	9	Not Applicable
Audit Committee	10
Code of Ethics	10	Not Applicable
Proxy Voting Policy	10	Not Applicable

INVESTMENT ADVISORY AND OTHER SERVICES	15	Investment Advisor

Investment Advisor	15	Investment Advisor
Distribution Plan	15	Distribution Arrangements
Other Service Providers	16	General Information

PORTFOLIO MANAGERS	17	Portfolio Managers

DISCLOSURE OF PORTFOLIO HOLDINGS	17

BROKERAGE ALLOCATION	18	Not Applicable

CAPITAL STOCK AND OTHER SECURITIES	19	Not Applicable

PURCHASE, REDEMPTION AND PRICING OF SHARES	20	How to Purchase and Sell Fund Shares

TAXATION OF THE FUNDS	20	Dividends, Distributions and Taxes

DISTRIBUTOR	20	Distribution Arrangements

PERFORMANCE	20	Fund Performance

FINANCIAL STATEMENTS	21	Financial Highlights
Proxy Voting Policy	Appendix A

TRUST HISTORY

Each of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, Ancora Bancshares, and Ancora Homeland Security Fund (each, a “Fund” and collectively, the “Funds”) is a separate series of Ancora Trust (the “Trust”), an Ohio business trust under a Declaration of Trust dated August 20, 2003.  The Trust’s Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest representing interests in separate funds of securities, and it permits the Trust to offer separate classes of each such series.

Currently, the Trust offers shares of the following Funds and shares of the following classes of each Fund:

FUND	C	D
Ancora Income Fund	X	X
Ancora Equity Fund	X	X
Ancora Special Opportunity Fund	X	X
Ancora Bancshares		X
Ancora Homeland Security Fund	X	X

INVESTMENTS AND RISKS

Classification

Each Fund is an “open-end” management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Each Fund, other than Ancora Bancshares and Ancora Homeland Security Fund, is a “diversified” company as defined in the 1940 Act.  Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.  A non-diversified Fund, such as the Ancora Bancshares and Ancora Homeland Security Fund, is any fund other than a diversified Fund and is not subject to the foregoing restriction.

Investment Strategies, Risks

Ancora Income Fund has an investment objective of obtaining a high level of income with a secondary objective of obtaining the highest total return that it can, a combination of income and capital appreciation.  Ancora Equity Fund has an investment objective of obtaining capital appreciation.  Each of Ancora Special Opportunity Fund, Ancora Bancshares and Ancora Homeland Security Fund has an investment objective of obtaining a high total return.  The principal investment strategies used by each of the Funds to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under “Objectives, Strategies and Risks.”  Each Fund’s investment objective is fundamental and may not be changed without shareholder approval.

In addition to its principal strategies, a Fund may engage in any of the following investment strategies which are not principal strategies of such Fund.  Those investment strategies and the risks of such strategies are described below.

Equity Securities.  A Fund may invest in equity securities, including common stock, preferred stock, convertible preferred stock and convertible bonds.  In selecting equity securities for the Fund, the Advisor will utilize both fundamental research and technical analysis.

Ancora Income Fund anticipates that the majority of its equity investments will be made in convertible bonds and convertible preferred stock, since these securities generally have a higher yield and a lesser risk of capital depreciation than the common stocks into which they are convertible.  While these securities will generally be chosen for their ability to pay dividends, there can be no assurance that the dividends will be continued.

Individual market values of equity securities will fluctuate based on individual corporate developments as well as general economic conditions.  As a result of these factors, the share price of a Fund could decline to the extent that the Fund is invested in such equity securities.

Debt Securities.  A Fund may invest in debt securities. A Fund’s portfolio will be exposed to the following additional risks in connection with each of its investments in debt securities:

o

Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. To the extent that a Fund invests in debt securities, the net asset value of the Fund may decrease during periods of rising interest rates.

o

An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment. To the extent that a Fund invests in debt securities, the net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increases.

o

Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

Options.  A Fund may invest up to 5% of its assets in put and call options which trade on securities exchanges. Such options may be on individual securities or on indexes. A put option gives a Fund, in return for the payment of a premium, the right to sell the underlying security or index to another party at a fixed price. If the market value of the underlying security or index declines, the value of the put option would be expected to rise. If the market value of the underlying security or index remains the same or rises, however, the put option could lose all of its value, resulting in a loss to the Fund holding such put option.

A call option gives a Fund, in return for the payment of a premium, the right to purchase the underlying security or index from another party at a fixed price. If the market value of the underlying security or index rises, the value of the call option would also be expected to rise. If the market value of the underlying security or index remains the same or declines, however, the call option could lose all of its value, resulting in a loss to the Fund holding such call option.

Warrants.  An underlying fund may invest in warrants, which are options to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. The prices of the warrants do not necessarily move parallel to the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

Closed-End Funds.  A Fund may invest in closed-end investment companies (also known as “closed-end funds”). Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of open-end investment companies (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such common shares. The Funds purchase common shares of closed-end funds which trade at a market discount and which the Advisor believes presents the opportunity for capital appreciation or increased income due in part to such market discount.

However, there can be no assurance that the market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Funds holding such shares may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds’ shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds. The Funds may also invest in preferred shares of closed-end funds.

A Fund will structure its investments in the securities of closed-end funds to comply with applicable provisions of the 1940 Act. The presently applicable provisions require that (i) a Fund and affiliated person of such Fund not own together more than 3% of the total outstanding stock of any one investment company, (ii) such Fund not offer its shares at a public offering price that includes a sales load of more than 1 1/2%, and (iii) such Fund either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in the securities of closed-end funds and vote such instructions, or vote the shares held by it in the same proportion as the vote of all other holders of such securities.

A Fund will not invest directly in the securities of open-end investment companies. However, a Fund may retain the securities of a closed-end investment company that has converted to an open-end fund status subsequent to the Fund’s investment in the securities of such closed-end fund. Generally, shares of an open-end investment company can be redeemed, at their net asset value, upon demand to the issuer. However, pursuant to applicable provisions of the 1940 Act, a Fund holding securities of an open-end investment company may not obligate such investment company to redeem more than 1% of the investment company’s outstanding redeemable securities during any period of less than 30 days. Consequently, if a Fund should own more than 1% of the outstanding redeemable securities of an open-end investment company after such fund’s conversion from closed-end fund status, the amount in excess of 1% may be treated as an investment in illiquid securities. Because a Fund may not hold at any time more than 10% of the value of its net assets in illiquid securities (e.g. securities that are not readily marketable within seven days), such Fund may seek to divest itself, prior to any such conversion, of securities in excess of 1% of the outstanding redeemable securities of a converting fund. A Fund may, however, retain such securities and any amount in excess of 1% of the open-end fund and thereby subject to the limits on redemption would be treated as an investment in illiquid securities subject to the aggregate limit of 10% of such Fund’s total assets.

A Fund may invest in the securities of closed-end funds which (i) concentrate their portfolios in issuers in specific industries or in specific geographic areas and (ii) are non-diversified for purposes of the Act. However, because none of the Funds intends to concentrate its investments in any single industry and because the closed-end funds in which the Funds invest generally satisfy the diversification requirements applicable to a regulated investment company under the Internal Revenue Code, none of the Funds believes that its investments in closed-end funds which concentrate in specific industries or geographic areas or which are non-diversified for purposes of the Act will represent special risks to the shareholders of such Fund. Each of the Funds will treat its entire investment in the securities of a closed-end fund that concentrates in a specific industry as an investment in securities of an issuer in such industry.

Some of the closed-end funds in which the Funds invest may incur more risks than others. For example, some of these closed-end funds may have policies that permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments; invest up to 100% of their assets in corporate bonds which are not considered investment grade bonds by Standard & Poor’s Corporation or Moody’s Investor Services, Inc., or which are unrated; invest some portion of their net assets in illiquid securities; invest some portion of their net assets in warrants; lend their portfolio securities; sell securities short; borrow money in amounts up to some designated percentage of their assets for investment purposes; write (sell) or purchase call or put options on securities or on stock indexes; concentrate 25% or more of their total assets in one industry; enter into future contracts; and write (sell) or purchase options on futures contracts.

Like the Funds, closed-end funds frequently pay an advisory fee for the management of their portfolios, as well as other expenses. Therefore, investment by the Funds in such funds often results in a “duplication” of advisory fees and other expenses, thereby increasing the overall charge to the net asset value of each of the Funds’ shares.

Foreign Securities. The Funds may invest their assets in securities of foreign issuers directly or through American Depository Receipts ("ADRs"). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, a Fund may lend its respective portfolio securities (principally to broker-dealers) in amounts up to one-third of the Fund’s total asset value where such loans are callable at any time and are continuously secured by collateral (cash or government securities) equal to no less than the market value, determined daily, of the securities loaned. As an operating policy which may be changed without shareholders vote, the Advisor will limit such lending to not more than one-third of the value of a Fund’s total assets. The Fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in money market instruments. Where voting or consent right with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund’s investment in the securities loaned.

As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Also, any securities purchased with cash collateral are subject to market fluctuations while the loan is outstanding.  Cash collateral received from loaning portfolio securities creates the effect of leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the speculative nature of a Fund’s outstanding securities and an increase in the volatility of the Fund’s net asset value.

Repurchase Agreements. None of the Funds will invest more than 5% of its assets in repurchase agreements. A repurchase agreement is an instrument under which a Fund acquires ownership of an obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed-upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the interest rate on the purchased security. The Fund will make payments for repurchase agreements only upon physical delivery or evidence of book entry transfer to the account of the custodian or bank acting as agent. In the event of bankruptcy or other default of a seller of a repurchase agreement, a Fund holding such repurchase agreement could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Policies of the Funds

Each of the Funds has adopted fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of such Fund. As defined in the Act, the “vote of a majority of the outstanding voting securities” of a Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

The following are each Fund’s fundamental investment policies set forth in their entirety.  A Fund may not:

1.

except for Ancora Bancshares, which will concentrate its investments in the banking industry, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

2.

purchase the securities of any issuer if such purchase, at the time thereof, would cause the Fund to fail to satisfy the requirements of the Internal Revenue Code Section 851(b)(3) (or any successor provision), as amended;

3.

issue senior securities, except as permitted under the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff;

4.

borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) provided that immediately after such borrowing, the Fund has asset coverage (as defined in the Investment Company Act of 1940) of at least 300%;

5.

act as an underwriter or securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.

invest in securities or other assets that the Board of Trustees determines to be illiquid if more than 15% of the Fund’s net assets would be invested in such securities;

7.

(a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin;

8.

purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate; or

9.

make loans, except as described above in “Investment Strategies, Risks – Lending of Portfolio Securities.”

In addition, it is a fundamental investment policy of each of the Funds, other than Ancora Bancshares and Ancora Homeland Security Fund, to satisfy the requirements for classification of the Funds as “diversified” management companies within the meaning of the 1940 Act.

In addition, it is a fundamental policy of Ancora Income Fund to invest, under normal circumstances, at least 80% of the assets of the Fund in income-producing securities.  It is a fundamental policy of Ancora Equity Fund to invest, under normal circumstances, at least 80% of the assets of the Fund in equity securities.  It is a fundamental policy of Ancora Bancshares to invest, under normal circumstances, at least 80% of the assets of the Fund in the banking industry.  For purposes of these tests, the term “assets” means net assets plus any borrowings for investment purposes.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation; provided, that a change in value that causes a Fund to exceed its 300% asset coverage requirements for borrowing will require a Fund to increase its asset coverage to 300% within three days (excluding Sundays and holidays).

Defensive Investments

When the Advisor believes that market conditions warrant a defensive posture, each of the Funds may invest, for an extended period, up to 100% of its assets in cash or cash equivalents, high-quality, short-term debt securities, money market instruments and money market mutual funds.  The taking of such a defensive posture may adversely impact the ability of each of the Funds to achieve its investment objective.

Portfolio Turnover

The Funds are not restricted with regard to portfolio turnover and each Fund will make changes in its investment portfolios from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase transaction charges and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

MANAGEMENT OF THE FUNDS

The Board of Trustees is responsible for managing the Funds’ business affairs and for exercising each Fund’s powers except those reserved for the shareholders. The day-to-day operations of the Funds are conducted by its officers. The following table provides biographical information with respect to each current Trustee and officer of the Fund. Each Trustee who is or may be deemed to be an “interested person” of the Fund, as defined in the Act, is indicated by an asterisk.

Interested Trustees

Name, Address and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Richard A. Barone(1) One Chagrin Highlands 2000 Auburn Drive, Suite 420 Cleveland, Ohio 44122, 62	Chairman, Treasurer and Trustee	Since August 2, 2003	Portfolio Manager of Ancora Funds since January 2004: Portfolio Manager of Fifth Third Investment Advisors from 2001 to 2003; Chief Executive Officer of Maxus Investment Group (financial services) until 2001, Portfolio Manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund until 2001.	4	None.

(1)  Richard A. Barone is considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his affiliation with the Advisor.

(2) Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor or (ii) the date the trustee dies, resigns or is removed.

Non-Interested Trustees

Name, Address and Age	Position Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships
Raj Aggarwal Firestone Chair in Finance, Graduate School of Management, BSA 434, Kent State University, Kent State, OH 44242, 57	Trustee	Since November 15, 2003	Firestone Chair in and Professor of Finance at Kent State University from 1999 to the present; Mellon Chair in and Professor of Finance at John Carroll University from 1987 to 1999.	4	None.
Donald Lerner 200 North Folk Dr., Bentleyville, OH 44022, 69	Trustee	Since November 15, 2003	Consultant to the marking device industry and private investor since 1999. Owner of Ace Rubber Company (marking devices) until 1999.	4	None.
Anne Peterson Ogan, 115 West Juniper Lane, Moreland Hills, OH 44022, 57	Trustee	Since November 15, 2003	President of The Proper Analysis Corp. (investment management firm) from 1993 to the present.	4	None.
Austin J. Mulhern 10630 Wyndtree Drive Concord Twp, OH 44077 63	Trustee	Since November 15, 2005	Chairman and financial advisor of Tenth Floor, LLC (Internet marketing and technology company) from 2001 to the present; Senior Vice President and Chief Financial Officer of FirstMerit from 1998 to 1999.	4	None.

(1)  Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor or (ii) the date the trustee dies, resigns or is removed.

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table.

Name of Trustee	Positions Held with Affiliated Persons or Principal Underwriters of the Funds
Richard A. Barone	Ancora Advisors LLC, President Ancora Securities, Inc., President Ancora Capital Inc., Chairman

Board Interest In the Funds

As of February 15, 2005, the Trustees owned the following amounts of shares of the Funds:

Name of Trustee	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Richard A. Barone	Ancora Income Fund	Over $100,000	Over $100,000
	Ancora Equity Fund	Over $100,000
	Ancora Special Opportunity Fund	Over $100,000
	Ancora Bancshares	Over $100,000
	Ancora Homeland Security Fund	Over $100,000
Raj Aggarwal	Ancora Income Fund	None	None
	Ancora Equity Fund	None
	Ancora Special Opportunity Fund	None
	Ancora Bancshares	None
	Ancora Homeland Security Fund	None
Donald Lerner	Ancora Income Fund	Over $100,000	Over $100,000
	Ancora Equity Fund	Over $100,000
	Ancora Special Opportunity Fund	Over $100,000
	Ancora Bancshares	None
	Ancora Homeland Security Fund	None
Anne Peterson Ogan	Ancora Income Fund	$1 - $10,000	$10,001-$50,000
	Ancora Equity Fund	$1 - $10,000
	Ancora Special Opportunity Fund	$1 - $10,000
	Ancora Bancshares	$1 - $10,000
	Ancora Homeland Security Fund	None

Compensation

No officer, director or employee of Ancora Advisors LLC (the “Advisor”) or of any parent or subsidiary receives any compensation from the Funds for serving as an officer or Trustee of the Funds.  Each Trustee who is not an interested person in the Advisor will receive from each of the Funds the following fees for each Board or shareholders meeting attended:

Fee per Meeting	Net Assets of the Funds
$100	$10,000,000 or less
$150	$10,000,000 to $15,000,000
$200	$15,000,001 to $20,000,000
$250	$20,000,001 to $25,000,000
$300	$25,000,001 to $30,000,000
$350	$30,000,001 to $35,000,000
$400	$35,000,001 to $40,000,000
$450	$40,000,001 to $45,000,000
$500	$45,000,001 to $50,000,000
$550	$50,000,001 to $55,000,000
$600	$55,000,001 to $60,000,000
$650	$60,000,001 to $65,000,000
$700	$65,000,001 to $70,000,000
$750	$70,000,001 to $75,000,000
$800	$75,000,001 to $80,000,000
$850	$80,000,001 to $85,000,000
$900	$85,000,001 to $90,000,000
$950	$90,000,001 to $95,000,000
$1,000	Over $95,000,000

The fees paid to the Trustees for the 2004 fiscal year, which are the only compensation or benefits payable to Trustees, are summarized in the following table:

Name of Person, Position	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds Paid to Directors
Richard A. Barone, Trustee	$0	$0	$0	$0
Raj Aggarwal, Trustee	$1,200	$0	$0	$1,200
Donald Lerner, Trustee	$1,200	$0	$0	$1,200
Anne Peterson Ogan, Trustee	$1,200	$0	$0	$1,200

Audit Committee

The Board of Trustees has appointed a standing Audit Committee comprised solely of the non-interested Trustees.  The members of the Audit Committee are Raj Aggarwal, Donald Lerner and Anne Peterson Ogan.  The Audit Committee has the responsibility, among other things (i) to select, oversee and set the compensation of the Trust’s independent auditors; (ii) to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) to oversee the quality and objectivity of the Funds’ financial statements and the independent audit(s) thereof; and (iv) to act as a liaison between the Trust’s independent auditors and the full Board.  The Audit Committee meets at least once per year.

Code of Ethics

Each of the Trust and the Advisor has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code permits personnel subject to the code to invest in securities that may be purchased or held by the Funds.

Proxy Voting Policy

The Board of Trustees of the Funds has adopted a proxy voting policy (the “Proxy Voting Policy”).  The Proxy Voting Policy is attached as Appendix A to this SAI.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Funds at 1-866-626-2672 or on the Funds’ internet site at www.ancorafunds.com and (2) on the SEC’s internet site at www.sec.gov.

Principal Holders of Securities

Ancora Income Fund

As of October 7, 2005, the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora Income Fund:

Class C Shares

Name and Address

Percentage of Ownership

Discount Drug Mart

6.59%

Attn:  Tom McConnell

211 Commerce Drive

Medina, OH  44256-1398

Surety Title Agency Inc.

5.87%

Profit Sharing Trust

Attn:  Rose Ann Pascucci

526 Superior Avenue East #1010

Cleveland, OH  44114-1401

IRA FBO Umberto P. Fedeli Sr.

5.82%

Pershing LLC as Custodian

Rollover Account

11926 Caves Road

Chesterland, OH  44026-1711

IRA FBO David M. Bell

5.14%

Pershing LLC as Custodian

Rollover Account

The Claridge

7515 Pelican Bay Blvd.

Naples, FL  34108-6518

Class D Shares

Name and Address

Percentage of Ownership

Shirley A. Loxterman

12.43%

10100 Hoose Road

Mentor, OH  44060-6830

IRA FBO James M. Vickers

9.43%

Pershing LLC as Custodian

726 Coy Lane

Chagrin Falls, OH  44022-2680

IRA FBO Shirley A. Loxterman

8.39%

Pershing LLC as Custodian

10100 Hoose Road

Mentor, OH  44060-6830

Anne M. Essner

5.79%

2 Van Beuren Road

Morristown, NJ  07960-7025

Lois A. Vickers Trust

5.66%

U/A Dated 6/28/1999

Lois A. Vickers Trustee

726 Coy Lane

Chagrin Falls, OH  44022-2680

As of October 7, 2005, all officers and Trustees as a group beneficially owned 63,685.974 shares of Ancora Income Fund, constituting 3.92% of the outstanding shares of the Fund.

Ancora Equity Fund

As of October 7, 2005, the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora Equity Fund:

Class C Shares

Name and Address

Percentage of Ownership

Dysart & Dubick Combination

20.69%

Retirement Trust Dated 12/26/1991

William Dysart &

Mitchell Dubick Trustees

701 B Street Suite 1525

San Diego, CA  92101-8152

Surety Title Agency Inc.

11.08%

Profit Sharing Trust

Attn:  Rose Ann Pascucci

526 Superior Avenue East #1010

Cleveland, OH  44114-1401

N. Lee Dietrich

5.39%

Special Account

7090 Morley Road

Concord, OH  44077-9719

Sharon Friedman Separate

5.17%

Property Trust Dated 5/23/1994

Sharon Friedman Trustee

3008 Seaview Avenue

Ventura, CA  93001-4240

Class D Shares

Name and Address

Percentage of Ownership

Steven M. Glazer Family

17.36%

Irrevocable Trust

U/A Dated 12/31/1994

Steven M. Glazer Trustee

5301 Wisconsin Avenue, NW

Suite 740

Washington, DC  20015-2015

Allan J. Glazer Family

17.36%

Irrevocable Trust

U/A Dated 12/31/1994

Allan J. Glazer Trustee

36302 Derby Downs Drive

Solon, OH  44139-2654

Jeffrey S. Glazer Family

17.36%

Irrevocable Trust

U/A Dated 12/31/1994

Jeffrey S. Glazer Trustee

CPA Management

28815 Aurora Road, Suite 1

Solon, OH  44139-1858

IRA FBO Richard A. Barone

9.39%

Pershing LLC as Custodian

Rollover Account

435 L’Ambiance Drive, Unit J-603

Longboat Key, FL  34228-3509

IRA FBO Vincent A. Chiarucci

5.88%

Pershing LLC as Custodian

26 Hunting Hollow

Pepper Pike, OH  44124-5247

As of October 7, 2005, all officers and Trustees as a group beneficially owned 14,250.884 shares of Ancora Equity Fund, constituting 1.18% of the outstanding shares of the Fund.

Ancora Special Opportunities Fund

As of October 7, 2005, the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora Special Opportunities Fund:

Class C Shares

Name and Address

Percentage of Ownership

Surety Title Agency Inc.

14.37%

Profit Sharing Trust

Attn:  Rose Ann Pascucci

526 Superior Avenue East #1010

Cleveland, OH  44114-1401

Sam Petros

9.24%

10474 Broadview Road

Broadview Hts., OH  44147-3225

The Paolucci Family Trust

5.32%

UAD 9/29/1987

Ronald & Shirley Paolucci Trustees

2009 Paseo Del Sol

Palos Verdes, CA  90274-1604

Sharon Friedman Separate

5.13%

Property Trust Dated 5/23/1994

Sharon Friedman Trustee

3008 Seaview Avenue

Ventura, CA  93001-4240

Class D Shares

Name and Address

Percentage of Ownership

Steven M. Glazer Family

14.82%

Irrevocable Trust

U/A Dated 12/31/1994

Steven M. Glazer Trustee

5301 Wisconsin Avenue, NW

Suite 740

Washington, DC  20015-2015

Allan J. Glazer Family

14.82%

Irrevocable Trust

U/A Dated 12/31/1994

Allan J. Glazer Trustee

36302 Derby Downs Drive

Solon, OH  44139-2654

Jeffrey S. Glazer Family

14.82%

Irrevocable Trust

U/A Dated 12/31/1994

Jeffrey S. Glazer Trustee

CPA Management

28815 Aurora Road, Suite 1

Solon, OH  44139-1858

IRA FBO Richard A. Barone

7.74%

Pershing LLC as Custodian

Rollover Account

435 L’Ambiance Drive, Unit J-603

Longboat Key, FL  34228-3509

Lifestyle Neighborhoods Co.

5.03%

Pension Plan & Trust (Rollover)

Sam Petros Trustee

10474 Broadview Road

Broadview Hts., OH  44147-3225

As of October 7, 2005, all officers and Trustees as a group beneficially owned  61,444.99 shares of Ancora Special Opportunities Fund, constituting 2.71% of the outstanding shares of the Fund.

Ancora Bancshares

As of October 7, 2005, the following persons were known to be the beneficial owners of more than 5% of the outstanding shares of the following classes of shares of Ancora Bancshares:

Class D Shares

Name and Address

Percentage of Ownership

IRA FBO Richard A. Barone

12.84%

Pershing LLC as Custodian

Rollover Account

435 L’Ambiance Drive, Unit J-603

Longboat Key, FL  34228-3509

Umberto P. Fedeli

11.98%

Personal & Confidential

The Fedeli Group

P.O. Box 318003

Independence, OH  44131-8003

The Paolucci Family Trust

10.70%

UAD 9/29/1987

Ronald & Shirley Paolucci Trustees

2009 Paseo Del Sol

Palos Verdes, CA  90274-1604

Miceli Dairy Products Co.

10.70%

2721 East 90th Street

Cleveland, OH  44104-3396

Sam Petros

10.64%

10474 Broadview Road

Broadview Hts., OH  44147-3225

As of October 7, 2005, all officers and Trustees as a group beneficially owned 5826.216 shares of Ancora Bancshares, constituting 2.49% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

The Advisor for each of the Funds is Ancora Advisors LLC.  As sole member of the Advisor, Richard A. Barone, Chairman of the Trust, is regarded to control the Advisor for purposes of the 1940 Act.

As compensation for Advisor’s services rendered to the Funds, each of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund and Ancora Homeland Security Fund pays a fee, computed and paid monthly, at an annual rate of 1% of such Fund’s average daily net assets, and Ancora Bancshares pays a fee computed and paid monthly, at an annual rate of 1.5% of the Fund’s average daily net assets.  For Ancora Income Fund, the Advisor has agreed to waive the management fees, to the extent of the management fee, in order to limit total annual operating expenses for the Fund to 2% for the Class C shares and 1.75% for the Class D shares.  These waivers may be discontinued at any time.  For the 2004 fiscal year, the following amounts of management fees were paid by the Funds to the Advisor: Ancora Income Fund, $41,205 (net of fee waiver); Ancora Equity Fund, $61,794; Ancora Special Opportunities Fund, $53,514; and Ancora Bancshares, $36,077.  Because Ancora Homeland Security Fund is newly organized, it did not pay a fee for the 2004 fiscal year.

Subject to the supervision and direction of the Funds’ Board of Trustees, the Advisor, as investment adviser, manages each Fund’s assets in accordance with the stated policies of such Fund. The Advisor makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions.

Other expenses are borne by the Funds and include administration fees, brokerage fees and commissions, fees of Trustees not affiliated with the Advisor, expenses of registration of the Funds and of the shares of the Funds with the Securities and Exchange Commission (the “SEC”) and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of business trust existence, any taxes payable by the Funds, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, costs of printing share certificates, portfolio pricing services and meetings of the Funds and costs incurred pursuant to each Fund’s Distribution and Shareholder Servicing Plan described below.

Distribution Plan

With respect to each of the Funds, the Trust has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the Act.  Class C shares of Ancora Income Fund will pay annual amounts for distribution up to 0.25% of the average daily net assets of the Fund.  Class C shares of each of Ancora Equity Fund and Ancora Special Opportunity Fund will pay annual amounts for distribution up to 0.50% of the average daily net assets of the applicable Fund. Class C shares of each of Ancora Homeland Security Fund will pay annual amounts for distribution up to 0.75% of the average daily net assets of the applicable Fund. The principal activities for which payments will be made include (i) compensation of securities dealers (including Ancora Securities Inc.) and others for distribution services and (ii) advertising.  In addition, each of the Funds shall pay up to 0.25% of the average daily net assets of such Fund as service fees pursuant to agreements with dealers (including Ancora Securities Inc.) or other servicers.  For 2004, the Funds paid the following amounts pursuant to the Plan: Ancora Income Fund, $35,652; Ancora Equity Fund, $36,322; Ancora Special Opportunities Fund, $26,912; and Ancora Bancshares, $6,005.  Richard A. Barone, Chairman of the Trust and controlling shareholder of the parent company of Ancora Securities Inc., has an indirect financial interest in the operation of the Plan.

The Funds do not participate in any joint distribution activities with respect to another series or investment company.

The Trustees believe that the Plan will benefit the Funds and the holders of shares of the Funds. Among these benefits are: (1) reductions in the per share expenses of the Fund as a result of increased assets in the Fund; (2) reductions in the cost of executing portfolio transactions and the possible ability of the Advisor in some cases to negotiate lower purchase prices for securities, due to the potentially larger blocks of securities which may be traded by the Fund as its net assets increase in size; and (3) a more predictable flow of cash which may provide investment flexibility in seeking the Funds’ investment objectives and may better enable each of the Funds to meet redemption demands without liquidating portfolio securities at inopportune times.

Other Service Providers

The Funds have entered into an Administration Agreement with Ancora Capital Inc., an affiliate of the Advisor.  Pursuant to this Agreement, each of the Funds pays an administration fee equal to 0.10% of average net assets of such Fund monthly.  Under the Administration Agreement, Ancora Capital assists in maintaining office facilities, furnish clerical services, prepare and file documents with the Securities Exchange Commission, coordinates the filing of tax returns, assists with the preparation of the Funds’ Annual and Semi-Annual Reports to shareholders, monitors the Funds’ expense accruals and pays all expenses, monitors the Funds’ Subchapter M status, maintains the Funds’ fidelity bond, monitors each Fund’s compliance with such Fund’s policies and limitations as set forth in the Prospectus and Statement of Additional Information and generally assists in the Funds’ operations.  For fiscal year 2004, the Funds paid the following amounts under this Agreement: Ancora Income Fund, $8,412; Ancora Equity Fund, $6,160; Ancora Special Opportunities Fund, $5,336; and Ancora Bancshares, $2,403.  Because Ancora Homeland Security Fund is newly organized, it did not pay a fee for the 2004 fiscal year.

The Funds have entered into an Agreement with Mutual Shareholder Services, LLC (the “Transfer Agent”), located at 8869 Brecksville Road, Suite C, Brecksville, Ohio  44141.  The Transfer Agent has agreed to act as the Funds’ transfer, redemption and dividend disbursing agent.  For its transfer agency services, the Transfer Agent is paid fees based upon the number of transactions, with a minimum monthly fee of $775 per month.  The Funds also retain the Transfer Agent to act as the Funds’ fund accountant.  The Transfer Agent also receives $792 per month, per Fund, in accounting software fees.  For its services as fund accountant, Mutual Shareholder Services, LLC receives the following annual fees in respect of each Fund:  $21,000 if the value of the Fund is under $25,000,000 (subject to discount if the value of the Fund is under $10,000,000); $30,500 if the value of the Fund is between $25,000,000 and $50,000,000; $36,250 if the value of the Fund is between $50,000,000 and $75,000,000; $42,000 if the value of the Fund is between $75,000,000 and $100,000,000; $47,750 if the value of the Fund is between $100,000,000 and $125,000,000; $53,500 if the value of the Fund is between $125,000,000 and $150,000,000; and $59,250 if the value of the Fund is in excess of $150,000,000.

U.S. Bank N.A., 425 Walnut Street, M.L. CN-WN-06TC, Cincinnati, Ohio 45202, serves as the Fund’s custodian. As custodian, U.S. Bank maintains custody of each of the Funds’ cash and portfolio securities.

Cohen McCurdy Ltd., independent certified public accountants located at 826 WestPoint Parkway, Suite 1250, Westlake, Ohio 44145, has been selected as auditors for the Funds. In such capacity, Cohen McCurdy Ltd. periodically reviews the accounting and financial records of each of the Funds and examines each of the Funds’ financial statements.

PORTFOLIO MANAGER

Other Accounts Managed

Richard A. Barone is the portfolio manager of the Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunities Funds, and Ancora Homeland Security Fund, and co-portfolio manager of Ancora Bancshares.  As of December 31, 2004, Mr. Barone was primarily responsible for the day-to-day management of the portfolios of the following accounts other than the Funds:

	Number of Accounts	Total Assets Managed
Registered investment companies	2	$17,844,886
Other pooled investment vehicles	1*	3,530,075*
Other accounts	67	76,452,396

*  The advisory fee for this account is based in part on the performance of the account.  This is the only account for which the fee is based on performance.  Fees on all other accounts are based on a percentage of assets under management.

Robert N. Barone is the co-portfolio manager of Ancora Bancshares.  As of December 31, 2004, Mr. Barone was primarily responsible for the day-to-day management of the following accounts other than Ancora Bancshares:

	Number of Accounts	Total Assets Managed
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	50*	$80,000,000*

*  None of these accounts has fees based on performance.  Fees on all other accounts are based on a percentage of assets under management.

Conflicts of interest may arise in connection with the Portfolio Manager’s management of investments of the Fund and of other accounts managed by the Portfolio Manager.  Specifically, conflicts of interest may arise in connection with the allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.  If such conflict of interest occurs, the Investment Advisor’s policy is that the Fund has priority over such other accounts.

Compensation

Richard A. Barone receives from the Advisor an annual consulting fee of $100,000 for all services he performs as an officer of the Advisor, including management of all accounts for which the Advisor acts as investment adviser.  For his services as co-portfolio manager of Ancora Bancshares, Robert N. Barone receives from the Advisor a fee equal to 50% of the management fees received by the Advisor from Ancora Bancshares.

Ownership of Shares

As of December 31, 2004, Richard A. Barone beneficially owned shares in each of the Funds having a dollar value in excess of $100,000.  As of December 31, 2004, Robert N. Barone beneficially owned shares of Ancora Bancshares having a dollar value in the range of $10,001 to $50,000.

DISCLOSURE OF PORTFOLIO HOLDINGS

Generally, the Funds disclose their portfolio holdings only (i) in annual and semi-annual reports to shareholders, (ii) in Form NQ filings made with 60 days after the end of each fiscal quarter with the Securities and Exchange Commission and (iii) on the Funds’ internet site www.ancorafunds.com within 60 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter.  The Funds will update the website within one business day after completing the quarterly NQ filing containing the same information.

In addition to portfolio holdings disclosures made to the public, the Ancora Funds provides portfolio information to third party service providers.  As of the date of this Statement of Additional Information, these persons are limited to the Funds’ Distributor, Unified Financial Securities, Inc. (full portfolio daily, no lag), accounting and transfer agent, Unified Fund Services, Inc. (full portfolio daily, no lag), custodian, U.S. Bank, N.A. (full portfolio daily, no lag), outside counsel, McDonald Hopkins Co., LPA (full portfolio quarterly, 30 day lag), EDGAR filing service, Mutual Shareholder Services (full portfolio quarterly, 45 day lag), independent public accounting firm, Cohen McCurdy, Ltd. (full portfolio semi-annually, 15 day lag), and printer, Evans Printing (full portfolio, semi-annually, 45 day lag).  Richard A. Barone authorizes public disclosures regarding portfolio holdings.  When authorized by Mr. Barone, Chairman of the Funds or designated executive officers of the Funds, portfolio holdings information may be given more frequently than as just described to third party Fund service providers.  Also, on occasion the Funds may disclose one or more individual holdings to pricing or valuation services for assistance in considering the valuation of the relevant holdings.  The Funds do not believe that disclosure of portfolio information as described in this paragraph creates any conflict between the interests of Fund shareholders and the interests of the Advisor (or its affiliates).  Any potential conflicts of interest which do arise will be resolved by the Board of Trustees in the best interests of Fund shareholders.  The entities to whom each Fund provides holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are required to maintain the confidentiality of the information disclosed and refrain from trading on such information.  Neither the Funds nor the Advisor (nor its affiliates) receives any compensation in connection with disclosure of information to these parties.

These Fund policies and procedures will be reviewed by the Board of Trustees on an annual basis, for adequacy and effectiveness, in connection with the Funds’ compliance program under Rule 38a-1 under the Investment Company Act.  In addition, the Chairman will make a quarterly report to the Board of Trustees regarding compliance with these policies and procedures.

BROKERAGE ALLOCATION

Decisions to buy and sell securities for the Funds are made by the Advisor subject to the overall supervision and review by the Funds’ Trustees. Portfolio security transactions for the Funds are effected by or under the supervision of the Advisor.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s markup or markdown. In executing portfolio transactions and selecting brokers and dealers, it is the Funds’ policy to seek the best overall terms available.

The Funds’ Board of Trustees periodically reviews the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiaries of services received as a result of portfolio transactions effected for other accounts. The Advisor’s fee under the Management Agreement is not reduced by reason of the Advisor’s receiving such brokerage and research services.

Under the Act, with respect to transactions effected on a securities exchange, a mutual fund may not pay brokerage commissions to an affiliate which exceed the usual and customary broker’s commissions. A commission is deemed as not exceeding the usual and customary broker’s commission if (i) the commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time and (ii) the Board of Trustees, including a majority of the Trustees who are not interested persons of the mutual fund, have adopted procedures reasonably designed to provide that such commission is consistent with the above-described standard, review these procedures annually for their continuing appropriateness and determine quarterly that all commissions paid during the preceding quarter were in compliance with these procedures.

The Funds’ Board of Trustees has determined that any portfolio transaction for any of the Funds may be effected through Ancora Securities Inc., if, in the Advisor’s judgment, the use of Ancora Securities Inc. is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Ancora Securities Inc. charges the Fund a commission rate consistent with those charged by Ancora Securities Inc. to comparable unaffiliated customers in similar transactions. Each quarter, the Trustees review a report comparing the commissions charged the Fund by Ancora Securities Inc. to industry norms for similar sized transactions both (i) with proprietary research or other valuable services being provided and (ii) without such services being provided.  Based upon such review, the Board of Trustees determines on a quarterly basis whether the commissions charged by Ancora Securities Inc. meet the requirements of the Act. Ancora Securities Inc. will not participate in commissions from brokerage given by the Fund to other brokers or dealers. Over-the-counter purchases and sales are transacted through brokers and dealers with principal market makers.  During 2004, the aggregate amounts of brokerage commissions paid by each Fund, all of which were paid to Ancora Securities Inc., were: Ancora Income Fund, $38,311; Ancora Equity Fund, $11,870; Ancora Special Opportunities Fund, $19,618; and Ancora Bancshares, $1,934.  Because Ancora Homeland Security Fund is newly organized, it did not pay any brokerage commissions for the 2004 fiscal year.

Even though investment decisions for the Funds are made independently from those of the other accounts managed by the Advisor, investments of the kind made by the Funds may also be made by those other accounts. When the Funds and one or more accounts managed by the Advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained for or disposed of by the Funds.

CAPITAL STOCK AND OTHER SECURITIES

The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest representing interests in separate series of securities, and it permits the Trust to offer classes of each such series. Shares of each of Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund and Ancora Homeland Security Fund are divided into Class C shares and Class D shares, and shares of Ancora Bancshares are offered only as Class D shares. Each share of a Fund represents an equal proportionate interest in such Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared at the discretion of the Trustees.

Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by class on all matters except that (i) shares shall be voted by individual class when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of a particular class, and (ii) only the holders of Investor Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class. Whenever the approval of a majority of the outstanding shares of a Fund is required in connection with shareholder approval of an investment advisory contract, changes in the investment objective and policies or the investment restrictions, or approval of a distribution expense plan, a “majority” shall mean the vote of (i) 67% or more of the shares of such Fund present at a meeting, if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund, whichever is less.

Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights. The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The information pertaining to the purchase and redemption of the Fund’s shares appearing in the Prospectus under the captions “How To Purchase and Sell Fund Shares” is hereby incorporated by reference.

The price paid for shares of a certain class of a Fund is the net asset value per share of such class next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of a Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in such the Fund’s investments to affect materially net asset value of its redeemable securities.

For purposes of pricing sales and redemptions, net asset value per share of a class of a Fund is calculated by determining the value of the class’s proportional interest in the assets of such Fund, less (i) such class’s proportional share of general liabilities and (ii) the liabilities allocable only to such class; and dividing such amount by the number of shares of such class outstanding.

TAXATION OF THE FUNDS

The Trust intends to qualify each year as a “regulated investment company” under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Qualification as a regulated investment company will result in the Trust paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Trust will not receive special tax treatment and will pay federal income tax, thus reducing the total return of each of the Funds.

Statements as to the tax status of each shareholder’s dividends and distributions will be mailed annually by the Funds’ transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

DISTRIBUTOR

Shares of the Funds are offered continuously on a best-efforts basis by the Distributor, Ancora Securities, Inc., 2000 Auburn Drive, Suite 420, Cleveland, Ohio 44122.  Pursuant to the Distribution Agreement between the Funds and the Distributor, the Distributor has agreed to hold itself available to receive orders, satisfactory to the Distributor, for the purchase of shares of the Funds, to accept such orders on behalf of the Funds as of the time of receipt of such orders and to transmit such orders to the Funds’ Transfer Agent as promptly as practicable. The Distributor is an affiliate of the Investment Adviser and serves without compensation.

The Distribution Agreement provides that the Distributor shall arrange to sell the Funds’ Shares as agent for the Funds and may enter into agreements with registered broker-dealers as it may select to arrange for the sale of such shares. The Distributor is not obligated to sell any certain number of shares.

PERFORMANCE

From time to time, the Funds may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in a Fund and assume all of such Fund’s dividends and capital gain distributions are reinvested. A cumulative total return reflects a Fund’s performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund’s performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund’s returns, it should be recognized that they are not the same as actual year-by-year results.

Performance may be compared to well-known indices such as the Dow Jones Industrial Average or alternative investments such as Treasury Bills. Also, the Funds may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc. All performance information is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

FINANCIAL STATEMENTS

The financial statements in the December 31, 2004 Annual Report of the Funds are incorporated in this Statement of Additional Information by reference.  The financial statements in the Annual Report have been audited by Cohen McCurdy, Ltd., whose report thereon appears in the Annual Report.  You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information or by visiting the Funds’ internet site at www.ancorafunds.com.  The Funds’ June 30, 2005 Semi-Annual Report for the Funds is also incorporated in this Statement of Additional Information by reference.  You can obtain additional copies of the Semi-Annual Report for the Funds at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information or by visiting the Funds’ internet site at www.ancorafunds.com.

APPENDIX A

PROXY VOTING POLICY

Ancora Funds

We have adopted this voting policy which we believe is reasonably designed to ensure that we vote proxies in the best interests of each Fund and its shareholders, consistently with stated investment objectives.

We use what we believe are reasonable efforts to identify circumstances in which there is a conflict of interest in voting proxies between the interests of Fund shareholders, on the one hand, and those of the Advisor or any affiliated person of the Advisor, on the other hand.

In order to comply with applicable law relating to the voting of securities of other investment companies, if a Fund holds shares of another investment company, we will not vote such shares.

Where there is no relevant, consistent stated investment objective, we vote proxies relating to the following substantive matters as described with respect to each matter listed below.  Where a proxy proposal is presented which is not listed below, we will vote in accordance with the most similar applicable policy which is stated below, or on a case-by-case basis in the manner which we believe will maximize the client’s investment return.  If we have identified a conflict of interest and have no general proxy voting policy on the matter presented, we will take other reasonable steps to help assure that the votes cast are in the client’s best interests.

Our voting policies are premised on the following principles:

•

maximization of each investment’s return is the primary component of the Fund’s best interests;

•

good corporate governance will help maximize investment returns;

•

increasing shareholder involvement in corporate governance will help maximize investment returns;

•

antitakeover defenses inhibit maximization of investment returns; and

•

self-dealing by or conflicts of interest of company insiders are not in the Fund’s best interests.

I.

The Board of Directors

A.

Voting on Director Nominees in Uncontested Elections

Votes on director nominees in uncontested elections are made on a case-by-case basis, examining the following factors:

•

the long-term corporate performance record relative to a relevant market index or indices;

•

the composition of the board and key board committees;

•

the nominee's attendance record at board and committee meetings; and

•

the nominee's investment in the company.

In cases of significant votes and when information is readily available, we may also review:

•

corporate governance provisions and takeover activity;

•

board decisions regarding executive compensation;

•

director compensation;

•

the number of other board seats held by the nominee; and

•

interlocking directorships.

Having examined such factors, unless we find an important reason to withhold votes for an uncontested nominee, we generally vote to elect such nominees.

B.

Chairman and CEO are the Same Person

We vote for shareholder proposals that would require or propose that the positions of chairman and CEO be held by different people.

C.

Majority of Independent Directors

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

D.

Board Committees

We vote for shareholder proposals that request that the audit, compensation or nominating committees be comprised exclusively of independent directors.

We withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

We withhold votes for nominees who serve on the compensation committee if they have approved executive or director compensation arrangements which we would vote against under these guidelines.  See Section VII below.

E.

Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F.

Director and Officer Indemnification and Liability Protection

We vote against proposals to limit or eliminate director and officer liability for monetary damages for breach of the duty of care, or to expand indemnification coverage beyond gross negligence.

G.

Charitable Contributions

We vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II.

Proxy Contests

A.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•

the long term financial performance of the target company relative to its industry;

•

management's track record;

•

the background to the proxy contest;

•

the qualifications of the director nominees on both slates; and

•

an evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met.

B.

Reimburse Proxy Solicitation Expenses

If we vote for one or more dissident nominees, we also vote to reimburse the dissidents’ proxy solicitation expenses, but not otherwise.

III.

Proxy Contest Defenses

A.

Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board, and for proposals to repeal classified boards and to elect all directors annually.

B.

Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause, and for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that only continuing directors may elect replacements to fill board vacancies, and for proposals that permit shareholders to elect directors to fill board vacancies.

C.

Cumulative Voting

We vote for proposals to eliminate cumulative voting, and against proposals to permit cumulative voting.

D.

Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholders’ ability to call special meetings of the Board or shareholders, and for proposals that remove restrictions on shareholders’ ability to call special meetings.

E.

Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent, and for proposals to allow or facilitate shareholder action by written consent.

F.

Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board, and against proposals that give management the ability to alter the size of the board without shareholder approval.

IV.

Tender Offer Defenses

A.

Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification, and against management proposals to ratify a poison pill or which are otherwise in favor of poison pills.

B.

Fair Price Provisions

We vote against fair price proposals, and for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions, or which are otherwise against fair price provisions.

C.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or which otherwise restrict a company's ability to make greenmail payments.

D.

Unequal Voting Rights

We vote against dual class exchange offers and dual class recapitalizations.

E.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against proposals to impose supermajority requirements, and for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments or which are otherwise against supermajority shareholder vote requirements.

F.

White Squire Placements

We vote for shareholder proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes.

V.

Miscellaneous Governance Provisions

A.

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting or use independent tabulators or inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

B.

Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.

Shareholder Advisory Committees

We vote for proposals to establish shareholder advisory committees.

VI.

Capital Structure

A.

Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposed common stock authorizations that would increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company and we conclude that meeting the need is in the best interests of the client.

B.

Stock Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.

Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.

Blank Check Preferred Authorization

We vote for proposals to create or increase the authorized shares of blank check preferred stock only in cases when the company either expressly states that the stock will not be used as a takeover defense or carry superior voting rights or articulates a specific need for the new authorized shares and we conclude that meeting the need is in the best interests of the client.

E.

Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.

Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

G.

Preemptive Rights

We vote against proposals to create, and for proposals to abolish, preemptive rights.

H.

Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•

Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•

Change in Control - Will the transaction result in a change in control of the company?

•

Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

I.

Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.

Executive and Director Compensation

In general, we vote for executive and director compensation plans which reward the creation of shareholder wealth by having a relatively high payout sensitivity to increases in shareholder value.  In evaluating a plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation together with the cash components of compensation. We estimate the present value of all short- and long-term incentives, derivative awards and cash/bonus compensation.  Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

A.

Generally

We vote for proposals to submit executive or director compensation plans for shareholder approval.

We vote against executive or director compensation plans that include the:

•

ability to reprice underwater options without shareholder approval;

•

ability to issue options with an exercise price below the stock's current market price;

•

ability to issue reload options; or

•

automatic share replenishment ("evergreen") provisions.

We vote against plans where total potential economic dilution (including all equity-based plans) exceeds 15% of the shares outstanding.

We vote against plans if annual option or similar grants have exceeded 2% of shares outstanding, or if options have been repriced within the past two years without shareholder approval.

B.

OBRA-Related Compensation Proposals

We vote for proposals to amend shareholder-approved plans to include administrative features, add performance goals, place a cap on the annual grants any one participant may receive to comply with or otherwise qualify the plan for favorable tax treatment under the provisions of Section 162(m) of OBRA.

C.

Shareholder Proposals to Limit Executive and Director Pay

Consistent with the other policies stated in this Section VII, we review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

D.

Golden and Tin Parachutes

We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification or which otherwise are against such arrangements.

E.

Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is greater than five percent of the outstanding shares.

F.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

VIII.

State of Incorporation

A.

Voting on State Takeover Statutes

We vote against proposals to opt in and for proposals to opt out of state antitakeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

IX.

Extraordinary Transactions

A.

Extraordinary Business Combination Transactions

Votes on mergers and acquisitions and corporate restructuring proposals including minority squeezeouts, leveraged buyouts, spin-offs and asset sales, are considered on a case-by case basis, taking into account at least the following:

•

anticipated financial and operational benefits;

•

offer price (cost vs. premium);

•

prospects of the resulting company (if our clients’ investments would continue);

•

the background of the transaction; and

•

changes in corporate governance and their impact on shareholder rights.

B.

Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, the appraised value of assets, and the compensation arrangements for executives managing the liquidation.

C.

Appraisal Rights

We vote for proposals to restore or provide shareholders with rights of appraisal.

D.

Changing Corporate Name

We vote for changing the corporate name.

X.

Social and Environmental Issues

We vote against shareholder social and environmental proposals because our focus is on the economic objectives of our clients.